UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2006

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

On March 29, 2006, Seattle Genetics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and CIBC World Markets Corp. (collectively, the “Underwriters”), relating to the public offering, issuance and sale of 7,300,000 shares of the Company’s common stock, $0.001 par value per share. The Underwriters agreed to purchase the shares from the Company pursuant to the Underwriting Agreement at a price of $5.13 per share. The Underwriters may offer the common stock from time to time in one or more transactions on the Nasdaq National Market, in over-the-counter market or through negotiated transactions at market prices or at negotiated prices. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 previously filed with the Securities and Exchange Commission and a prospectus supplement. The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference. The description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

On March 28, 2006, the Company also entered into a stock purchase agreement (the “Stock Purchase Agreement”) with entities affiliated with Baker Brothers Investments, which are managed by Baker Bros. Advisors, LLC. Felix Baker, Ph.D., one of our directors, is a Managing Member of Baker Brothers Advisors. The Stock Purchase Agreement provides that, subject to stockholder approval and customary closing conditions, these entities will purchase 1,129,015 shares of our common stock. The price per share for such sale shall be $5.25 per share. We have agreed to use commercially reasonable efforts to seek stockholder approval for this issuance within 75 days, and if we do not receive such approval this transaction will not be consummated. The Stock Purchase Agreement is filed as Exhibit 10.1 to this report and is incorporated herein by reference. The description of the material terms of the Stock Purchase Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01	Regulation FD Disclosure.

On March 28, 2006, the Company issued a press release announcing its intention to conduct an underwritten public offering. A copy of the press release is attached as Exhibit 99.1 to this report. On March 30, 2006, the Company issued a press release announcing the proceeds of the underwritten public offering. A copy of the press release is attached as Exhibit 99.2 to this report.

The information in this Current Report on Form 8-K under the heading Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

1.1	Underwriting Agreement dated March 29, 2006 by and among Seattle Genetics, Inc., Banc of America Securities LLC and CIBC World Markets Corp.

10.1	Stock Purchase Agreement dated March 28, 2006 by and among Seattle Genetics, Inc., Baker Brothers Investments and its affiliated funds

99.1	Press release dated March 28, 2006

99.2	Press release dated March 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: March 30, 2006	By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement dated March 29, 2006 by and among Seattle Genetics, Inc., Banc of America Securities LLC and CIBC World Markets Corp.

10.1	Stock Purchase Agreement dated March 28, 2006 by and among Seattle Genetics, Inc., Baker Brothers Investments and its affiliated funds

99.1	Press release dated March 28, 2006

99.2	Press release dated March 30, 2006